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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): June 8, 2001


                              AT HOME CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



      000-22697                                                77-0408542
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     (Commission                                            (IRS Employer
     File Number)                                         Identification No.)


       450 Broadway Street, Redwood City, CA                     94063
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    (Address of principal executive offices)                  (Zip Code)


                                (650) 556-5000
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             (Registrant's telephone number, including area code)


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5:   OTHER EVENTS.

Financing Transaction
---------------------

     On June 8, 2001, we entered into a Securities Purchase Agreement, pursuant to which we issued and sold $100,000,000 of zero-percent five-year convertible secured notes in a private financing arranged by Promethean Capital Group LLC. The notes are convertible at the holders' option at any time into shares of our Series A common stock at a 10% premium to the weighted average trading price of our shares on June 8, 2001, or $4.3806 per share.

     The notes mature in July 2006, but may be redeemed by the holders on each anniversary of the date of issuance of the notes or by us on the second, third and fourth anniversaries of the date of issuance of the notes. Subject to certain conditions, redemption may be made, at our option, either in cash or by issuing shares of our Series A common stock. We have agreed to register the resale of the Series A common stock that would be issued upon conversion or redemption of the notes. The proceeds of the financing will be used for general corporate purposes.

     Further and more detailed information with respect to this transaction is set forth in the Securities Purchase Agreement, the Registration Rights Agreement, the Security Agreement, and the form of Convertible Note, each of which is filed as an exhibit to this report and incorporated into this report by reference.

Proposed Change of Accountants
------------------------------

     On May 30, 2001, our board of directors approved, subject to stockholder approval at our 2001 annual meeting of stockholders, a change in our independent public accountants from Ernst & Young LLP to PricewaterhouseCoopers LLP. Ernst & Young LLP will remain our principal accountants until our stockholders vote on and approve this matter, after which time we intend to engage PricewaterhouseCoopers LLP as our new independent auditors to perform the audit of our consolidated financial statements for 2001. Once the change of accountants occurs, we will file a report on Form 8-K with respect to this matter within the required time frame.
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ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.
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Exhibit No.      Document
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     4.01        Form of Convertible Note issued pursuant to the Securities
                 Purchase Agreement.

     4.02 Registration Rights Agreement, dated as of June 8, 2001, by and among At Home Corporation and the "Buyers" indicated therein.

    10.01 Securities Purchase Agreement, dated as of June 8, 2001, by and among At Home Corporation and the "Buyers" indicated therein.

    10.02 Security Agreement, dated as of June 8, 2001, by and among At Home Corporation and the "Secured Parties" indicated therein.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 11, 2001               AT HOME CORPORATION


                                   By: /s/ Mark A. McEachen
                                      ------------------------------------------
                                      Mark A. McEachen
                                      Executive Vice President and
                                      Chief Financial Officer